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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 18, 1997 with respect to the financial statements of Omega Worldwide, Inc., in the Registration Statement (Form S-1) and related Prospectus of Omega Worldwide, Inc. dated December 30, 1997.

                                          /s/ Ernst & Young LLP

Detroit, Michigan
December 30, 1997